UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2026

BioNexus Gene Lab Corp.
(Exact name of Company as specified in its charter)

Wyoming	001-41750	35-2604830
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

Unit A-28-7, Tower A, Menara UOA Bangsar,

No.5 Jln Bangsar Utama 1,

59000 Kuala Lumpur

(Address of principal executive offices)

Phone: +1 (307) 241-6898

(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	BGLC	Nasdaq

Item 8.01. Other Events

On February 23, 2026, BioNexus Gene Lab Corp. (the “Company”) announced the completion of a governance restructuring of its wholly owned subsidiary, Chemrex Corporation Sdn. Bhd. (“Chemrex”).

Following a previously disclosed governance review, Chemrex’s board of directors has been streamlined to two directors: Matthew L. Barsing, appointed Chairman, and Angeline Chong, Chief Financial Officer of the Company, appointed Director.

Chemrex remains a wholly owned private subsidiary of the Company and continues to operate under the oversight framework of the Company’s Board of Directors and its committees.

As previously disclosed in the Company’s filings with the Securities and Exchange Commission, the Company’s Board of Directors authorized management to evaluate potential expansion initiatives at Chemrex, including biotechnology-focused development opportunities. In July 2025, the Board approved a staged capital allocation framework to support potential operational upgrades, subject to ongoing evaluation, execution planning, and market conditions. No definitive commitments have been made regarding the final scope, timing, or scale of any initiative under evaluation.

A copy of the press release issued by the Company on February 23, 2026 is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to this Item 8.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated February 23, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioNexus Gene Lab Corp.

/s/ Su-Leng Tan Lee
By:	Su-Leng Tan Lee
Chief Executive Officer

Date:	February 23, 2026

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